                                             ANNUAL REPORT  |  December 31, 2001









                                                                      The Strong

                                                                     Opportunity

                                                                         Fund II

                                   [GRAPHIC]

Table of Contents

Investment Review

   Strong Opportunity Fund II .............................................    2

Shareholder Meeting Results ...............................................    4

Financial Information

   Schedule of Investments in Securities

      Strong Opportunity Fund II ..........................................    5

   Statement of Assets and Liabilities ....................................    7

   Statement of Operations ................................................    8

   Statements of Changes in Net Assets ....................................    9

   Notes to Financial Statements ..........................................   10

Financial Highlights ......................................................   14

Report of Independent Accountants .........................................   15

Directors and Officers ....................................................   16

                                                                [LOGO OF STRONG]

 Strong Opportunity Fund II
--------------------------------------------------------------------------------

A meeting of shareholders was held on July 20, 2001. See page 4 for information about the results of this meeting. Effective October 1, 2001, Ann M. Miletti became co-manager of the Fund.

 Your Fund's Approach

 The Strong Opportunity Fund II seeks capital growth. It invests primarily in stocks of medium-capitalization companies that the Fund's managers believe are underpriced, yet have attractive growth prospects. The managers base their analysis on a company's "private market value" -- the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The managers determine a company's private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation, and franchise value.

                     Growth of an Assumed $10,000 Investment
                             From 5-8-92 to 12-31-01

            The Strong Opportunity     Russell MidCap/tm/   Lipper Multi-Cap
                   Fund II                 Index*          Value Funds Index*

  Apr 92           $10,000                $10,000             $10,000
  Dec 92           $11,617                $11,348             $10,900
  Dec 93           $14,541                $12,971             $12,397
  Dec 94           $15,064                $12,699             $12,410
  Dec 95           $18,953                $17,075             $16,259
  Dec 96           $22,393                $20,319             $19,672
  Dec 97           $28,093                $26,213             $24,965
  Dec 98           $31,898                $28,859             $26,594
  Dec 99           $43,032                $34,121             $28,174
  Dec 00           $45,871                $36,935             $30,888
  Dec 01           $44,172                $34,858             $31,289

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap(TM) Index and the Lipper Multi-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performances were prorated for the month of May 1992. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Q:   How did your Fund perform?

A: The past year was another very difficult period for the stock market. We are pleased that the Strong Opportunity Fund II was able to remain relatively flat during this extremely volatile year. Not only did the economy fall into recession for the first time in a decade, but the market also had to deal with the horrific attacks of September 11, the aftermath of past overspending on technology, and the excesses created during the growth-momentum stock periods. These concerns put pressure on most major indexes, with the S&P 500's -13.04% and the Nasdaq posting a -21.05%.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The Federal Reserve Board set the tone for the market at the beginning of the year with a surprise 50 basis point cut in interest rates. It followed that move with ten additional cuts, driving short-term interest rates to their lowest levels in almost two generations. The economy continued to falter nonetheless. The events of September 11 added yet another significant challenge to the market. We dealt with these challenges by staying focused on our time-tested process. While the market tested our skills in the weeks following September 11, we found our discipline of looking for companies with strong competitive positions, high-quality management teams, and attractive valuations, continues to work. We opportunistically added to existing holdings and selectively initiated new positions in the portfolio, such as Carnival Cruise and USA Networks. These buys helped us to bounce back from the lows we saw at the end of the third quarter.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The Fund benefited during the year from holdings in consumer and health-care stocks. For example, as the economy weakened, our medical technology holdings, such as Boston Scientific and Guidant Corporation, posted solid gains as investors looked for defensive holdings for their portfolios. Our valuation discipline also led us to more economically sensitive stocks that were oversold by the market based on concerns about the weakening economy. Retailers Staples and Sears, as well as such consumer stocks as Newel Rubbermaid posted strong returns for the Fund this year.

     The Fund's performance was hurt by holdings in companies directly affected by the World Trade Center attack, such as American Airlines, as well as by positions in the energy sector that were indirectly affected as the economy slipped into a recession. Despite efforts by OPEC to restrain crude oil supply and the difficulty in increasing natural-gas production, commodity prices fell. We continue to overweight the sector, however, as we believe the current low valuations reflect an overly pessimistic outlook.

Q:   What is your future outlook?

A: Looking forward, we are encouraged by the steps taken to help the economy recover. The Federal Reserve's aggressive actions, combined with tax cuts from Washington, have put a tremendous amount of liquidity into the economic system. Oil prices appear to have bottomed and inventory levels at most of the companies we look at are in good shape. Finally, consumer confidence continues to be surprisingly strong.

     We believe a recovery will happen; the only question is timing. The market is likely to have many fits and starts, but we may also see that some expectations have been set low enough that companies may once again begin to exceed their own projections. We believe that 2002 will present us with a real stock-pickers market, rather than one led by just one industry group the entire year. This should play well to our disciplined bottom-up approach.

     We will continue to focus on those things we can control -- our process and our discipline. We strive to maintain our long-term record of superior performance. Thank you again for your trust in us and may you have a happy, healthy and prosperous 2002.

God Bless America

Richard Trent Weiss

Portfolio Co-Manager

Ann M. Miletti

Portfolio Co-Manager

Average Annual Total Returns/1/

As of 12-31-01

Investor Class
-----------------------------------------------------------

   1-year                                            -3.70%

   3-year                                            11.46%

   5-year                                            14.55%

   Since Fund Inception                              16.65%
   (5-8-92)

Advisor Class/2/
-----------------------------------------------------------

   1-year                                            -4.16%

   3-year                                            10.98%

   5-year                                            14.06%

   Since Fund Inception                              16.16%
   (5-8-92)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/The Fund's returns include the effect of deducting fund expenses, but do not include charges and expenses attributable to any particular insurance product. Excluding such fees and expenses from the Fund's return quotations has the effect of increasing performance quoted.

/2/The performance of the Advisor Class shares prior to July 12, 2001, is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all shares.

  *The Russell Midcap(TM) Index is an unmanaged index generally representative of the U.S. market for medium-capitalization stocks. The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SHAREHOLDER MEETING RESULTS OF THE FUND
-------------------------------------------------------------------------------

At an Annual Meeting of Shareholders of the Fund held on July 20, 2001, shareholders approved the following proposals:

To approve a new advisory agreement between Strong Capital Management, Inc. and Strong Opportunity Fund II, Inc.:

                                      For                    Against                Abstain
                                      ---                    -------                -------
                                46,177,043.187            2,487,773.708          3,394,271.470

To ratify the selection of PricewaterhouseCoopers LLP as the Fund's Independent
Auditors:

                                      For                    Against                Abstain
                                      ---                    -------                -------
                                48,480,086.187             678,296.992           2,900,705.186

To elect members to the Board of Directors of Strong Opportunity Fund II, Inc.:

                                   Director                Affirmative             Withhold
                                   --------                -----------             --------
                               Richard S. Strong         50,088,365.434          1,970,722.931
                                Willie D. Davis          49,965,886.742          2,093,201.623
                                William F. Vogt          50,060,890.662          1,998,197.703
                               Marvin E. Nevins          49,900,104.870          2,158,983.495
                                Stanley Kritzik          49,978,940.474          2,080,147.891
                                 Neal Malicky            50,030,474.116          2,028,614.249

4

SCHEDULE OF INVESTMENTS IN SECURITIES                          December 31, 2001
--------------------------------------------------------------------------------

                           STRONG OPPORTUNITY FUND II

                                                    Shares or
                                                    Principal          Value
                                                      Amount          (Note 2)
--------------------------------------------------------------------------------
Common Stocks 82.6%
Auto/Truck - Original Equipment 2.6%
Delphi Automotive Systems Corporation               1,295,000        $17,689,700
Eaton Corporation                                     212,000         15,774,920
                                                                     -----------
                                                                      33,464,620

Banks - Super Regional 3.0%
Bank One Corporation                                  400,000         15,620,000
Mellon Financial Corporation                          200,000          7,524,000
Wachovia Corporation                                  490,000         15,366,400
                                                                     -----------
                                                                      38,510,400

Beverages - Soft Drinks 2.3%
PepsiAmericas, Inc.                                   983,000         13,565,400
The Pepsi Bottling Group, Inc.                        710,000         16,685,000
                                                                     -----------
                                                                      30,250,400

Building - Construction Products/
  Miscellaneous 1.2%
Masco Corporation                                     645,000         15,802,500

Building Products - Wood 1.3%
Weyerhaeuser Company                                  315,000         17,035,200

Chemicals - Basic 1.0%
The Dow Chemical Company                              375,000         12,667,500

Chemicals - Plastics 0.5%
Eastman Chemical Company                              179,000          6,984,580

Chemicals - Specialty 1.9%
Praxair, Inc.                                         406,100         22,437,025
Solutia, Inc.                                         189,500          2,656,790
                                                                     -----------
                                                                      25,093,815

Commercial Services - Advertising 1.1%
The Interpublic Group of Companies, Inc.              489,900         14,471,646

Computer - Local Networks 0.5%
Enterasys Networks, Inc. (b)                          765,000          6,770,250

Computer - Manufacturers 1.0%
Compaq Computer Corporation                         1,355,000         13,224,800

Computer - Services 1.5%
Accenture, Ltd. Class A (b)                           705,000         18,978,600

Computer Software - Enterprise 2.4%
Mercury Interactive Corporation (b)                   460,000         15,630,800
Siebel Systems, Inc. (b)                              527,000         14,745,460
                                                                     -----------
                                                                      30,376,260

Diversified Operations 2.3%
AOL Time Warner, Inc. (b)                             450,000         14,445,000
TRW, Inc.                                             415,000         15,371,600
                                                                     -----------
                                                                      29,816,600

Electronics - Semiconductor Equipment 0.5%
Applied Materials, Inc. (b)                           162,000          6,496,200

Electronics - Semiconductor Manufacturing 3.8%
Altera Corporation (b)                                695,000         14,747,900
Integrated Device Technology, Inc. (b)                600,000         15,954,000
Micron Technology, Inc. (b)                           572,000         17,732,000
                                                                     -----------
                                                                      48,433,900

Electronics Products - Miscellaneous 2.5%
AVX Corporation                                       620,000         14,625,800
Sanmina-SCI Corporation (b)                           900,000         17,910,000
                                                                     -----------
                                                                      32,535,800

Finance - Equity REIT 0.5%
Archstone-Smith Trust                                 267,500          7,035,250

Finance - Publicly Traded Investment
  Funds - Equity 2.4%
iShares Trust S&P MidCap 400/
  Barra Growth Index Fund                              45,000          5,127,750
Nasdaq-100 Shares (b)                                 215,000          8,406,500
Standard & Poor's MidCap 400
  Depository Receipts                                 190,000         17,613,000
                                                                     -----------
                                                                      31,147,250

Financial Services - Miscellaneous 1.3%
American Express Company                              460,000         16,417,400

Household - Housewares 1.2%
Newell Rubbermaid, Inc.                               567,000         15,632,190

Insurance - Property/Casualty/Title 2.5%
American International Group, Inc.                    200,000         15,880,000
Hartford Financial Services Group, Inc.               260,000         16,335,800
                                                                     -----------
                                                                      32,215,800

Internet - Internet Service Provider/
  Content 0.9%
CNET Networks, Inc. (b)                             1,310,000         11,750,700

Leisure - Services 1.2%
Carnival Corporation                                  560,000         15,724,800

Machinery - General Industrial 1.5%
Dover Corporation                                     511,000         18,942,770

Media - Cable TV 5.1%
Comcast Corporation Class A (b)                       475,600         17,121,600
Cox Communications, Inc. Class A (b)                  410,000         17,183,100
General Motors Corporation Class H                    900,000         13,905,000
Liberty Media Corporation Series A (b)              1,290,000         18,060,000
                                                                     -----------
                                                                      66,269,700

Media - Newspapers 2.5%
The E.W. Scripps Company Class A                      255,800         16,882,800
Tribune Company                                       425,000         15,907,750
                                                                     -----------
                                                                      32,790,550

Media - Radio/TV 1.3%
USA Networks, Inc. (b)                                593,000         16,194,830

Medical - Biomedical/Genetics 1.2%
Genentech, Inc. (b)                                   294,500         15,976,625

Medical - Ethical Drugs 1.4%
Elan Corporation PLC Sponsored ADR (b)                390,000         17,573,400

Medical - Health Maintenance
  Organizations 1.5%
CIGNA Corporation                                     208,000         19,271,200

Medical - Outpatient/Home Care 1.1%
HEALTHSOUTH Corporation (b)                           995,000         14,745,900

Medical - Products 2.4%
Boston Scientific Corporation (b)                     615,000         14,833,800
Guidant Corporation (b)                               320,000         15,936,000
                                                                     -----------
                                                                      30,769,800

Medical/Dental - Supplies 1.2%
Apogent Technologies, Inc. (b)                        617,000         15,918,600

SCHEDULE OF INVESTMENTS IN SECURITIES (continued)              December 31, 2001
--------------------------------------------------------------------------------

                     STRONG OPPORTUNITY FUND II (continued)

                                                    Shares or
                                                    Principal          Value
                                                      Amount          (Note 2)
--------------------------------------------------------------------------------
Metal Products - Fasteners 1.4%
Illinois Tool Works, Inc.                             265,000       $ 17,945,800

Oil & Gas - Drilling 2.7%
ENSCO International, Inc.                             688,000         17,096,800
GlobalSantaFe Corporation                             598,658         17,073,726
                                                                      ----------
                                                                      34,170,526

Oil & Gas - Field Services 1.4%
BJ Services Company (b)                               558,500         18,123,325

Oil & Gas - Machinery/Equipment 2.3%
Baker Hughes, Inc.                                    332,800         12,137,216
Weatherford International, Inc.(b)                    460,000         17,139,600
                                                                      ----------
                                                                      29,276,816

Oil & Gas - United States Exploration &
  Production 1.2%
Devon Energy Corporation                              397,600         15,367,240
                                                                      ----------
Oil & Gas - United States Integrated 1.5%
Phillips Petroleum Company                            315,000         18,981,900
                                                                      ----------
Retail - Apparel/Shoe 1.3%
Nordstrom, Inc.                                       849,500         17,185,385

Retail - Department Stores 2.9%
Federated Department Stores, Inc. (b)                 480,000         19,632,000
Sears, Roebuck & Company                              375,000         17,865,000
                                                                      ----------
                                                                      37,497,000

Retail/Wholesale - Office Supplies 1.5%
Staples, Inc. (b)                                   1,007,500         18,840,250

Telecommunications - Cellular 1.2%
Sprint Corporation - PCS Group (b)                    640,000         15,622,400

Telecommunications - Equipment 2.4%
ADC Telecommunications, Inc.(b)                     2,515,000         11,569,000
Corning, Inc.                                         607,100          5,415,332
Motorola, Inc.                                        890,000         13,367,800
                                                                      ----------
                                                                      30,352,132

Telecommunications - Services 1.2%
Telephone & Data Systems, Inc.                        167,900         15,069,025

Transportation - Airline 0.2%
Continental Airlines, Inc. Class B (b)                 71,800          1,881,878

Transportation - Truck 1.5%
CNF, Inc.                                             585,000         19,626,750

Utility - Electric Power 1.3%
NiSource, Inc.                                        745,000         17,179,700
--------------------------------------------------------------------------------
Total Common Stocks (Cost $956,591,044)                            1,066,409,963
--------------------------------------------------------------------------------
Preferred Stock 0.0%
XO Communications, Inc.14.00%,
  Senior Exchangeable                                 210,244             54,664
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost 4,799,495)                                   54,664
--------------------------------------------------------------------------------
Corporate Notes 0.0%
XO Communications, Inc. Senior Notes,
  10.75%, Due 6/01/09 (Defaulted effective
  11/29/01)                                       $ 4,010,000            521,300
--------------------------------------------------------------------------------
Total Corporate Notes (Cost $1,684,141)                                  521,300
--------------------------------------------------------------------------------
Short-Term Investments (a) 18.2%
Repurchase Agreements
ABN AMRO (Dated 12/29/01), 1.60%,
  Due 1/02/02 (Repurchase proceeds
  $229,220,373); Collateralized by: United
  States Government Issues (c)                  $ 229,200,000      $ 229,200,000
State Street Bank (Dated 12/29/01), 1.50%,
  Due 1/02/02 (Repurchase proceeds
  $5,300,542); Collateralized by: United
  States Government Issues (c)                      5,300,100          5,300,100
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $234,500,100)                     234,500,100
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $1,197,574,780) 100.8%       1,301,486,027
Other Assets and Liabilities, Net (0.8%)                             (10,006,136)
--------------------------------------------------------------------------------
Net Assets 100.0%                                                $ 1,291,479,891
================================================================================

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  Non-income producing security.
(c)  See Note 2(I) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2001

                                                                           Strong
                                                                    Opportunity Fund II
                                                                    --------------------
                                                                         (Note 1)
Assets:
  Investments in Securities, at Value (Cost of $ 1,197,574,780)
    (Including Repurchase Agreements of $234,500,100)                  $1,301,486,027
  Dividends and Interest Receivable                                           860,132
  Other Assets                                                                 46,713
                                                                       --------------
  Total Assets                                                          1,302,392,872

Liabilities:
  Payable for Securities Purchased                                         10,661,733
  Accrued Operating Expenses and Other Liabilities                            251,248
                                                                       --------------
  Total Liabilities                                                        10,912,981
                                                                       --------------
Net Assets                                                             $1,291,479,891
                                                                       ==============
Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                        $1,175,333,523
  Undistributed Net Investment Income                                       4,215,554
  Undistributed Net Realized Gain                                           8,019,768
  Net Unrealized Appreciation                                             103,911,046
                                                                       --------------
  Net Assets                                                           $1,291,479,891
                                                                       ==============
Investor Class ($ and shares in full)
  Net Assets                                                           $1,283,452,935
  Capital Shares Outstanding (Unlimited Number Authorized)                 66,001,616

  Net Asset Value Per Share                                                    $19.45
                                                                               ======
Advisor Class ($ and shares in full)
  Net Assets                                                           $    8,026,956
  Capital Shares Outstanding (Unlimited Number Authorized)                    413,914

  Net Asset Value Per Share                                                    $19.39
                                                                               ======

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 2001

                                                                       Strong
                                                                Opportunity Fund II
                                                                -------------------
                                                                      (Note 1)
Income:
  Dividends (net of foreign withholding taxes of $94,607)           $ 11,190,673
  Interest                                                             6,361,756
                                                                    ------------
  Total Income                                                        17,552,429
Expenses:
  Investment Advisory Fees                                            10,711,635
  Administrative Fees - Investor Class                                 1,657,427
  Administrative Fees - Advisor Class                                      3,809
  Custodian Fees                                                          57,985
  Shareholder Servicing Costs - Investor Class                         4,807,356
  Shareholder Servicing Costs - Advisor Class                              2,539
  Reports to Shareholders - Investor Class                               132,681
  Reports to Shareholders - Advisor Class                                    712
  Transfer Agency Banking Charges - Advisor Class                             63
  12b-1 Fees - Advisor Class                                               3,174
  Other                                                                  121,901
                                                                    ------------
  Total Expenses                                                      17,499,282
  Expense Waivers and Absorptions - Investor Class                    (3,046,799)
  Expense Waivers and Absorptions - Advisor Class                            (10)
  Expense Waivers and Absorptions - Fund Level                        (1,147,341)
  Fees Paid Indirectly by Advisor - Investor Class                       (48,155)
  Directed Brokerage                                                     (19,922)
  Earnings Credits                                                        (7,166)
                                                                    ------------
  Expenses, Net                                                       13,229,889
                                                                    ------------
Net Investment Income                                                  4,322,540
Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                        7,010,222
    Short Positions                                                      (18,608)
    Foreign Currencies                                                    (9,020)
                                                                    ------------
    Net Realized Gain                                                  6,982,594
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                      (61,845,047)
    Foreign Currencies                                                      (365)
                                                                    ------------
    Net Change in Unrealized Appreciation/Depreciation               (61,845,412)
                                                                    ------------
Net Loss on Investments                                              (54,862,818)
                                                                    ------------
Net Decrease in Net Assets Resulting from Operations                ($50,540,278)
                                                                    ============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NETASSETS
--------------------------------------------------------------------------------


                                                                            Strong Opportunity Fund II
                                                                         --------------------------------
                                                                           Year Ended         Year Ended
                                                                          Dec. 31, 2001     Dec. 31, 2000
                                                                         --------------    --------------
Operations:
  Net Investment Income                                                  $    4,322,540    $    4,789,806
  Net Realized Gain                                                           6,982,594       189,767,062
  Net Change in Unrealized Appreciation/Depreciation                        (61,845,412)     (121,442,498)
                                                                         --------------    --------------
  Net Increase (Decrease) in Net Assets Resulting from Operations           (50,540,278)       73,114,370
Distributions:
  From Net Investment Income:
    Investor Class                                                           (4,625,526)       (2,653,589)
    Advisor Class                                                               (29,835)               --
  From Net Realized Gains:
    Investor Class                                                         (192,831,150)     (148,811,105)
    Advisor Class                                                              (965,215)               --
                                                                         --------------    --------------
  Total Distributions                                                      (198,451,726)     (151,464,694)
Capital Share Transactions (Note 6):
  Net Increase in Net Assets from Capital Share Transactions                358,659,840       140,927,246
                                                                         --------------    --------------
Total Increase In Net Assets                                                109,667,836        62,576,922
Net Assets:
  Beginning of Year                                                       1,181,812,055     1,119,235,133
                                                                         --------------    --------------
  End of Year                                                            $1,291,479,891    $1,181,812,055
                                                                         ==============    ==============

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2001

1.   Organization
     Strong Opportunity Fund II (a series of Strong Opportunity Fund II, Inc.) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At December 31, 2001, approximately 80% of the Fund's Investor Class shares and 99% of the Fund's Advisor Class shares were owned by the separate accounts of one insurance company. Effective July 12, 2001, the Fund issued two classes of shares: Investor Class and Advisor Class. Shares held prior to July 12, 2001 were designated as Investor Class shares. The Advisor Class shares are subject to an annual distribution fee as described in Note
     3. Each class of shares has identical rights and privileges except with respect to voting on matters pertaining to that class.

2.   Significant Accounting Policies
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued at fair value at the last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at December 31, 2001.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          The Fund generally pays dividends from net investment income and distributes net capital gains, if any, that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined on a first-in, first-out basis.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund designates liquid securities as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options (none were written during the period). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. The Fund designates liquid securities as collateral on open options contracts.

--------------------------------------------------------------------------------

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Short Positions -- The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Fund is liable for any dividends payable on securities while those securities are in a short position.

     (J) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

     (K) Directed Brokerage -- The Fund directs certain portfolio trades to brokers who, in turn, pay a portion of the Fund's expenses.

     (L) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Fund and are reported as Earnings Credits in the Fund's Statement of Operations.

     (M) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (N) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

3.   Related Party Transactions
     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Fund. Investment advisory and administrative fees, which are established by the terms of the advisory and administrative agreements, are based on an annualized rate of 0.75% and 0.30%, respectively, of the average daily net assets of the Fund. The Investment Advisory fees are 0.75% for the first $4 billion, 0.725% for $4 to $6 billion, and 0.70% thereafter. Prior to July 23, 2001 the Investment Advisory fees were 1.00% and the Fund did not have administrative fees. The Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Charges allocated to the Fund by the Advisor are included in Transfer Agency Banking Charges in the Fund's Statement of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Fund and are reported as Fees Paid Indirectly by Advisor in the Fund's Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     Strong Opportunity Fund II has entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 Act, on behalf of Strong Opportunity Fund II Advisor Class shares. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of Advisor Class shares. For the period ended December 31, 2001 the Fund incurred 12b-1 fees of $3,174.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

--------------------------------------------------------------------------------
December 31, 2001


     The amount payable to the Advisor at December 31, 2001, shareholder servicing and other expenses paid to the Advisor, net transfer agency banking credits and unaffiliated directors' fees, excluding the effects of waivers and absorptions, for the year then ended, were $192,655, $4,809,895, $48,092 and $23,703, respectively.

4.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 11, 2002, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $400 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. There were minimal borrowings under the LOC during the year. At December 31, 2001, there were no borrowings by the Fund outstanding under the LOC.

5.   Investment Transactions

     The aggregate purchases and sales of long-term securities during the year ended December 31, 2001 were $1,083,797,351 and $969,025,152 respectively.
     There were no purchases or sales of long-term U.S. government securities during the year ended December 31, 2001.

6.   Capital Share Transactions



                                                                          Strong Opportunity Fund II
                                                                       ---------------------------------
                                                                        Year Ended          Year Ended
                                                                       Dec. 31, 2001       Dec. 31, 2000
                                                                       -------------       -------------
                                                                         (Note 1)
Capital Share Transactions of Each Class of
     Shares of the Fund Were as Follows:
INVESTOR CLASS
     Proceeds from Shares Sold                                         $ 395,897,894       $ 253,802,881
     Proceeds from Reinvestment of Distributions                         197,456,676         151,464,717
     Payment for Shares Redeemed                                        (243,185,041)       (264,340,352)
                                                                       -------------       -------------
     Net Increase in Net Assets from
          Capital Share Transactions                                     350,169,529         140,927,246
ADVISOR CLASS
     Proceeds from Shares Sold                                             7,669,421                  --
     Proceeds from Reinvestment of Distributions                             995,050                  --
     Payment for Shares Redeemed                                            (174,160)                 --
                                                                       -------------       -------------
     Net Increase in Net Assets from
          Capital Share Transactions                                       8,490,311                  --
                                                                       -------------       -------------
Net Increase in Net Assets from
     Capital Share Transactions                                        $ 358,659,840       $ 140,927,246
                                                                       =============       =============
Transactions in Shares of Each Class of
     the Fund Were as Follows:
INVESTOR CLASS
     Sold                                                                 17,434,506           9,455,896
     Issued in Reinvestment of Distributions                              10,165,510           6,693,334
     Redeemed                                                            (10,958,403)         (9,855,197)
                                                                       -------------       -------------
     Net Increase in Shares                                               16,641,613           6,294,033
ADVISOR CLASS
     Sold                                                                    370,404                  --
     Issued in Reinvestment of Distributions                                  51,356                  --
     Redeemed                                                                 (7,846)                 --
                                                                       -------------       -------------
     Net Increase in Shares                                                  413,914                  --
                                                                       -------------       -------------
Net Increase in Shares of the Fund                                        17,055,527           6,294,033
                                                                       =============       =============

7.   Income Tax Information

     At December 31, 2001, the cost of investments in securities for federal income tax purposes was $1,209,435,455. Net unrealized appreciation of securities was $92,050,572, consisting of gross unrealized appreciation and depreciation of $175,975,218 and $83,924,646, respectively. The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions. At December 31, 2001, distributable ordinary income and distributable long-term capital gains were $4,215,554 and $16,870,674, respectively.

     The tax components of dividends paid during the year were: $31,562,512 of ordinary income and $166,889,214 of long-term capital gains.

     For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended December 31, 2001, which is designated as qualifying for the dividends-received deduction is 100.0% (unaudited).

8.   Results of Special Meeting of Shareholders of the Fund (Unaudited)

     At an Annual Meeting of Shareholders of the Fund held on July 20, 2001, shareholders approved the following proposals:

     To approve a new advisory agreement between Strong Capital Management, Inc. and Strong Opportunity Fund II, Inc.:

             For                   Against                   Abstain
             ---                   -------                   -------
     46,177,043.187             2,487,773.708              3,394,271.470

     To ratify the selection of PricewaterhouseCoopers LLP as the Fund's Independent Auditors:

             For                   Against                   Abstain
             ---                   -------                   -------
     48,480,086.187              678,296.992               2,900,705.186

     To elect members to the Board of Directors of Strong Opportunity Fund II,
     Inc.:

           Director               Affirmative                Withhold
           --------               -----------                --------
       Richard S. Strong         50,088,365.434            1,970,722.931
        Willie D. Davis          49,965,886.742            2,093,201.623
        William F. Vogt          50,060,890.662            1,998,197.703
       Marvin E. Nevins          49,900,104.870            2,158,983.495
        Stanley Kritzik          49,978,940.474            2,080,147.891
         Neal Malicky            50,030,474.116            2,028,614.249

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG OPPORTUNITY FUND II -- INVESTOR CLASS
--------------------------------------------------------------------------------


                                                                                Year Ended
                                                                 ------------------------------------------------
                                                                 Dec. 31,   Dec. 31,  Dec. 31,  Dec. 31,  Dec.31,
Selected Per-Share Data/(a)/                                       2001       2000      1999      1998     1997
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $23.94     $25.99    $21.72    $21.70   $19.24
Income From Investment Operations:
   Net Investment Income                                            0.04       0.09      0.06      0.05     0.07
   Net Realized and Unrealized Gains (Losses) on Investments       (0.94)      1.41      6.76      2.90     4.35
-----------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                (0.90)      1.50      6.82      2.95     4.42
Less Distributions:
   From Net Investment Income                                      (0.07)     (0.05)       --     (0.05)   (0.07)
   In Excess of Net Investment Income                                 --         --        --        --    (0.01)
   From Net Realized Gains                                         (3.52)     (3.50)    (2.55)    (2.88)   (1.88)
-----------------------------------------------------------------------------------------------------------------
   Total Distributions                                             (3.59)     (3.55)    (2.55)    (2.93)   (1.96)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $19.45     $23.94    $25.99    $21.72   $21.70
=================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
   Total Return                                                     -3.7%      +6.6%    +34.9%    +13.5%   +25.5%
   Net Assets, End of Period (In Millions)                        $1,283     $1,182    $1,119      $912     $835
   Ratio of Expenses to Average Net Assets Without Waivers,
     Absorptions, Fees Paid Indirectly by Advisor, Directed
     Brokerage and Earnings Credits                                  1.4%       1.2%      1.2%      1.2%     1.1%
   Ratio of Expenses to Average Net Assets                           1.1%       1.1%      1.1%      1.2%     1.1%
   Ratio of Net Investment Income to Average Net Assets              0.4%       0.4%      0.3%      0.2%     0.4%
   Portfolio Turnover Rate/(c)/                                     92.6%      83.2%     85.4%     88.5%   101.1%


STRONG OPPORTUNITY FUND II -- ADVISOR CLASS
--------------------------------------------


                                                                           Period  Ended
                                                                           -------------
                                                                              Dec. 31,
Selected Per-Share Data/(a)/                                                 2001/(b)/
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                          $22.94
Income From Investment Operations:
   Net Investment Loss                                                         (0.01)
   Net Realized and Unrealized Gains on Investments                             0.05
----------------------------------------------------------------------------------------
   Total from Investment Operations                                             0.04
Less Distributions:
   From Net Investment Income                                                  (0.07)
   From Net Realized Gains                                                     (3.52)
----------------------------------------------------------------------------------------
   Total Distributions                                                         (3.59)
----------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                $19.39
========================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------
   Total Return                                                                 -1.9%
   Net Assets, End of Period (In Millions)                                        $8
   Ratio of Expenses to Average Net Assets Without Waivers,
     Absorptions, Fees Paid Indirectly by Advisor, Directed Brokerage
     and Earnings Credits                                                        1.6%*
   Ratio of Expenses to Average Net Assets                                       1.5%*
   Ratio of Net Investment Loss to Average Net Assets                           (0.3%)*
   Portfolio Turnover Rate/(c)/                                                 92.6%


*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from July 12, 2001 (commencement of class) to December 31, 2001. (Note 1)
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Strong Opportunity Fund II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Opportunity Fund II (a series of Strong Opportunity Fund II, Inc., hereafter referred to as the "Fund") at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP


Milwaukee, Wisconsin
February 4, 2002

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------


Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 64 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.

     Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Mr. Strong has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

     Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an industrial company) since 1992, MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company) since 1985, Sara Lee Corporation (a food/consumer products company) since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company) from 1975 to 1990.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

     Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

Marvin E. Nevins (DOB 7-9-18), Director of the Strong Funds since September
1981.

     Private Investor. He was a Director of A-Life Medical, Inc. (a medical coding company), San Diego, CA from 1996 until 2000, Surface Systems, Inc. (a weather information company), St. Louis, MO from 1992 until 2001, and Waukesha National Bank. He was also a regent of the Milwaukee School of Engineering and a member of the Board of Trustees of the Medical College of Wisconsin and Carroll College. From 1980 until 1981, Mr. Nevins was Chairman of the Wisconsin Association of Manufacturers & Commerce and was Co-Founder and Chairman of Wisconsin Centrifugal Inc. (an industrial manufacturing company) from 1945 until 1980.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

     Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a President of the Medical Group Management Association--Western Section and a Fellow of the American College of Medical Practice Executives.

-------------------------------------------------------------------------------


Rhonda K. Haight (DOB 11/13/64), Assistant Treasurer of the Strong Funds.

     Ms. Haight has been an Accountant in the corporate Finance Department of the Advisor since July 2001. Ms. Haight was Manager of the Mutual Fund Accounting Department of the Advisor from January 1994 to June 2001. From May 1990 to January 1994, Ms. Haight was a supervisor in the Mutual Fund Accounting Department of the Advisor. From June 1987 to May 1990, Ms. Haight was a Mutual Fund Accountant of the Advisor.


Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.

     Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001, Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse -Madison.


Richard W. Smirl (DOB 4-18-67), Secretary of the Strong Funds since November
2001.

     Mr. Smirl has been Assistant Executive Vice President and Assistant Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of the Distributor since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. From July 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From September 1999 to July 2000, Mr. Smirl was a partner at Keesal, Young and Logan. From September 1992 to September 1999, Mr. Smirl was an associate at Keesal, Young and Logan.


Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

     Mr. Southwell has been Associate Counsel of the Advisor since April 2001. From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best & Friedrich, LLP, a Milwaukee law firm. From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association and/or certain of its subsidiaries.

Dennis A. Wallestad (DOB 11-3-62), Vice President of the Strong Funds since October 1999.

     Mr. Wallestad has been Assistant Executive Vice President of the Advisor since April 2001 and Director of Finance and Operations of the Advisor since November 1999. From November 1999 to April 2001, Mr. Wallestad was Senior Vice President of the Advisor. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen LLP in Milwaukee. Mr. Wallestad completed a Masters of Accountancy from the University of Oklahoma from September 1989 to August 1991.


John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

     Mr. Widmer has been Treasurer of the Advisor since April 1999. From May 1997 to April 1999, Mr. Widmer was the Manager of Financial Management and Sales Reporting Systems. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.


Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

     Mr. Zoeller has been Secretary of the Advisor since December 2001, Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001, Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.


     Except for Messrs. Nevins, Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Nevins' address is 6075 Pelican Bay Boulevard #1006, Naples, FL 34108. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3683.

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NOTES
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18

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NOTES
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


This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities offered through Strong Investments, Inc. RT19952-1201

Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
www.Strong.com


[GRAPHIC]

                                                                   WH2950 12/01